UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Cerberus Cyber Sentinel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6900 E. Camelback Road, Suite 240

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29, 2022, Rory Sanchez has separated as President of our company. Effective July 29, 2022, our Board of Directors appointed Ashley N. Devoto as President of our company. Ms. Devoto will retain her title and responsibilities as Chief Information Security Officer and as a director of our company.

Ms. Devoto, age 39, has served as our Chief Information Security Officer and a director of our company since March 2022. Ms. Devoto served in various roles at Booz Allen Hamilton, a U.S.-based government contractor, from June 2018 to March 2022, most recently serving as its Chief Information Security Officer. From April 2017 to June 2018, Ms. Devoto served as Business Information Security officer for Bank of America, a financial services company. Ms. Devoto has served in the U.S. Air Force Cyberspace Operations since March 2010, and she served as defensive cyber operations planner at 24th Air Force and NORAD/USNORTHCOM. Ms. Devoto continues to serve in a reserve capacity by leading strategic cyber force development initiatives in her current assignment at the Pentagon. Ms. Devoto holds a bachelor’s degree in Computer Engineering from Vanderbilt University and a master’s degree in Engineering Management from Southern Methodist University.

At this time, we have not entered into or amended any agreements with Ms. Devoto, and no compensatory grants or awards were made to Ms. Devoto in connection with her appointment as President. There are no family relationships between Ms. Devoto and any of our directors or executive officers. There have been no transactions since the beginning of our last fiscal year, and no transactions are currently proposed, in which we were or are to be a participant and in which either Ms. Devoto or any member of her immediate family had or will have any interest, that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

Date: August 4, 2022	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer